Exhibit 10.24


                              CONSULTING AGREEMENT


     This agreement ("Agreement") is made and entered into this 5th day of January 5, 2004 between No Bidding Inc./Bidville.com a Florida corporation (the "Company"), and EU-IR.com (The "Consultant").


NATURE OF SERVICE:  Consultant  shall provide PR and IR services for the Company in Europe. Consultant shall introduce the Company to its database and keep the database informed about the progress of the Company.

COMPENSATION:       Consultant  shall be  compensated  at a rate of  $7,500  per month, payable in advance on the 1st of each month, for the services rendered.

TERM OF THE
AGREEMENT:          This  agreement is active for 12 month.  Thereafter  it will automatically be renewed month by month, unless it is cancelled by either side by giving on month advance notice.



NO BIDDING INC./BIDVILLE.COM               EU-IR.com



/s/ Gerald Parker                          /s/ Herbert Strauss
---------------------------                -----------------------
Name:  Gerald Parker                       Name:  Herbert Strauss
Title:     Chairman/Director               Title:  CEO